EXHIBIT 99.1

              HOLLINGER INTERNATIONAL RESPONDS TO HOLLINGER INC.'S
              ----------------------------------------------------

                             MOVE TO CHANGE BY-LAWS
                             ----------------------

New York, New York, January 23, 2004 - Hollinger International Inc. (NYSE: HLR) announced today that the Corporate Review Committee of its Board of Directors, formed on Tuesday of this week, met today to consider the implications of the pending tender offer for Hollinger Inc. by Press Holdings International Limited ("PHIL"). The Corporate Review Committee, comprised of all directors on the Board other than Lord Black, Barbara Amiel Black and Dan Colson, all of whom have direct or indirect interest in Hollinger Inc. and therefore in the PHIL transaction, met at length this morning with outside financial and legal advisors to discuss the adoption by the Company of a shareholder rights plan, commonly known as a "poison pill," to protect the interests of all shareholders of Hollinger International in the event of a change of control at Hollinger Inc. A further meeting was scheduled within the next few days for the purpose of voting on adoption of the shareholder rights plan.

Shortly following the adjournment of today's Committee meeting, the directors received notice from the Company's controlling shareholder, Hollinger Inc., that Hollinger Inc. and another affiliate of Lord Black had executed a written consent to amend the by-laws of Hollinger International. The amendments purport to disband the Corporate Review Committee and materially alter the functioning of the Board. By these actions, it has purported to take away from the independent directors the ability to respond to a transaction that benefits the interested directors. Among other things, under the purported new by-laws, a shareholder rights plan or sale of any material asset would require unanimous approval of the Board, including Lord Black, given at a meeting at which every director is present.

While reserving judgment on the legality and validity of the Hollinger Inc. amendment, Hollinger International believes that its Board must be able to exercise independent judgment and discharge its fiduciary duties. In this regard, it is in the interests of all shareholders that the entirety of the Hollinger International Board meets quickly to discuss the governance issues raised in this consent, the adoption of a shareholder rights plan and the strategic alternatives available to the Company at this time. Again, while reserving judgment on the legality and validity of the Hollinger Inc. amendment, Hollinger International will comply with the new, purported extended notice provisions and, in the meantime, will seek a waiver of the purported notice requirement from Hollinger Inc., so that the directors of Hollinger International can meet before the PHIL tender offer is launched in Canada.

The written consent will be filed by the Company with the Securities and Exchange Commission on a Form 8-K promptly.

Hollinger International Inc. is a global newspaper publisher with English-language newspapers in the United States, Great Britain, and Israel. Its assets include THE DAILY TELEGRAPH, THE SUNDAY TELEGRAPH and THE SPECTATOR magazine in Great Britain, the CHICAGO SUN-TIMES and a large number of community newspapers in the Chicago area, THE JERUSALEM POST and THE INTERNATIONAL JERUSALEM POST in Israel, a portfolio of new media investments and a variety of other assets.

CAUTIONARY STATEMENT ON FORWARD-LOOKING STATEMENTS
Certain statements made in this release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain the words "believe", "anticipate", "expect", "estimate", "project", "will be", "will continue", "will likely result" or similar words or phrases. Forward-looking statements involve risks and uncertainties, which may cause actual results to differ materially from the forward-looking statements. The risks and uncertainties


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are detailed from time to time in reports filed by Hollinger International with the Securities and Exchange Commission, including in its Forms 10 K and 10 Q. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the Company's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

CONTACTS:


US/CANADA MEDIA
Molly Morse
Kekst and Company
212-521-4826
molly-morse@kekst.com

UK MEDIA
Jeremy Fielding
Kekst and Company
1-212-521-4825
jeremy-fielding@kekst.com